EXHIBIT 99.1

A.M. CASTLE & CO.	1420 Kensington Road Suite 220 Oak Brook, IL 60523 P: (847) 455-7111 F: (847) 241-8171

For Further Information:

-At ALPHA IR-
Analyst Contact
Chris Hodges or Nick Hughes
(312) 445-2870
Email: CAS@alpha-ir.com
Traded: NYSE (CAS)

FOR IMMEDIATE RELEASE
JANUARY 15, 2016

A.M. CASTLE & CO. COMMENCES plan to refinance its public debt pursuant to transaction support agreements with key investors AND Commences private exchange offer and Consent solicitation for its senior secured notes

Comprehensive Capital Structure Plan to De-Lever Balance Sheet,
Returning Focus to Long Term Growth

OAK BROOK, IL, JANUARY 15th - A.M. Castle & Co. (NYSE:CAS) (the “Company” or “Castle”), a global distributor of specialty metal and plastic products, value-added services and supply chain solutions, announced today that, as part of an overall plan to refinance its public debt, it has commenced a private exchange offer and consent solicitation to certain eligible holders (the “Exchange Offer”) to exchange new 12.75% Senior Secured Notes due 2018 (the “New Notes”) for its outstanding 12.75% Senior Secured Notes due 2016 (the “Existing Notes”).
As a part of the refinancing plan, the Company announced that it has entered in separate Transaction Support Agreements (the “Support Agreements”) with holders (the “Supporting Holders”) of more than 57% of the aggregate principal amount of the Existing Notes and 78% of the aggregate principal amount of its 7.00% Convertible Senior Notes due 2017 (the “Existing Convertible Notes”) to refinance its public debt. Under the Support Agreements, in addition to providing the terms and conditions of the Exchange Offer and confirming the Supporting Holders’ agreement to tender all of their Existing Notes in the Exchange Offer, the Company has also agreed to effect an exchange offer of new 5.25% Senior Secured Convertible Notes due 2019 (the “New Convertible Notes”) for Existing Convertible Notes by June 30, 2016. The Company will not receive any cash proceeds in connection with the refinancing plan.
President and CEO Steve Scheinkman commented, “Upon the acceptance of the Exchange Offer by our noteholders, and the subsequent exchange of the Convertible Notes under the terms of the Support Agreements, we will have successfully extended the maturity of a substantial portion of our public debt for up to two years and will have de-levered our balance sheet by up to $17.25 million. In addition, under the terms of the New Convertible Notes agreed to in the Support Agreements, we will have a further de-levering opportunity pursuant to our right to cause the conversion of the New Convertible Notes by exercising a new optional redemption right in the event that our stock price is in excess of 130% of the adjusted conversion price of $2.25 per share. We have further plans to meaningfully reduce our debt through the continued reduction of inventory and asset sales, which would include the sale of our subsidiary, Total Plastics, Inc.”

EX-32-

Scheinkman continued, “We have substantially completed the operational restructuring plan we announced last April, including the opening of our new facility in Janesville, Wisconsin, which began operations in December 2015 and serves as a center of excellence for our bar business in the Midwest. We executed this plan on time and within budget, and believe that we will realize the expected cost reductions we projected from the operational restructuring. Savings from this initiative are already serving to improve performance at the branch and corporate level. Further, with the operational restructuring plan substantially behind us, including organizational changes that empower our new branch management organization to drive better local leadership and accountability, we are now able to properly evaluate the performance of each of our branches. Based on that analysis, and given the challenging conditions in the global metals market in general and in particular the energy markets, we plan on selling assets related to the energy sector, which will serve to reduce our debt further and contribute to improved operating performance.”

Scheinkman concluded, “In total, including the exchange offer planned for our convertible notes and sales of underperforming and non-core assets, we are targeting a reduction of our total outstanding indebtedness of up to $100 million, which when coupled with our operational restructuring, we believe will improve current operating performance, and position the Company for future growth.”

Terms of the Senior Secured Notes Exchange Offer
The New Notes being offered in exchange for the Existing Notes have substantially the same terms as the Existing Notes (without giving effect to the “Proposed Amendments” described below), except for the following principal differences (i) the New Notes are being offered pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will not have the benefit of any exchange offer or other registration rights, (ii) the New Notes effectively extend the maturity date of the Existing Notes to December 15, 2018, unless Castle is unable to both (a) complete the exchange of a portion of its Existing Convertible Notes on or prior to June 30, 2016, and (b) redeem, on one or more occasions (each, a “Special Redemption”), an aggregate of not less than $27.5 million of aggregate principal amount of the New Notes on or prior to October 31, 2016, using cash available to the Company and/or net proceeds from sales of assets of the Company or a Restricted Subsidiary outside the ordinary course of business (other than net proceeds derived from the sale of accounts receivable and inventory (the “Designated Asset Sale Proceeds”), subject to a penalty, payable in cash and/or stock, in the Company’s sole discretion (the “Special Redemption Condition”), in which case the maturity date of the New Notes will be September 14, 2017, (iii) the new notes will provide that, whether or not the Special Redemption Condition is satisfied, the Company will have an obligation to effect Special Redemptions using Designated Asset Sale Proceeds or other permissible funds until such time as the aggregate amount of Special Redemptions equals $40.0 million, (iv) the New Notes will contain modifications to the asset sale covenant providing that the Company shall not use any net proceeds from asset sales outside the ordinary course of business to redeem, repay or prepay the Existing Notes or the Existing Convertible Notes, (v) the granting of a third-priority lien on the collateral securing the New Notes for the benefit of the New Convertible Notes will be a permitted lien under the indenture and (vi) the New Notes will include an event of default if Castle does not complete the Private Convertible Note Exchanges (as defined below) by June 30, 2016, subject to certain exceptions.

In conjunction with the Exchange Offer, the Company is soliciting (the “Consent Solicitation”) consents to certain proposed amendments (the “Proposed Amendments”) to the Existing Notes and the related indenture providing for, among other things, elimination of substantially all restrictive covenants and certain events of default in the indenture and releasing all of the collateral securing the Existing Notes. The Company will use cash on hand to fund the consent payment discussed below, as well as the fees and expenses of the exchange offer and consent solicitation.

EX-33-

The Exchange Offer for the Existing Notes will expire at 11:59 p.m., New York City time, on February 12, 2016, unless extended by the Company (the “Expiration Date”). Holders who validly tender and do not validly withdraw Existing Notes and deliver a valid consent on or before 5:00 p.m., New York City time, on January 29, 2016, unless extended by us (the “Early Tender Date”), will receive an additional consent payment of $20.00 in cash per $1,000 principal amount of notes tendered. The Exchange Offer is subject to satisfaction or waiver of certain conditions, including (i) the receipt of valid tenders and consents, not subsequently withdrawn, of not less than 66-2/3% of Existing Notes that are eligible to participate in the Consent Solicitation pursuant to the indenture on or before the Early Tender Date (the “Minimum Participation Condition”) and (ii) the receipt of the requisite consent of the lenders under the Company’s senior secured credit facility (the “Senior Secured Facility”) to the refinancing transactions described herein (the “Credit Facility Condition”). Tenders of Existing Notes may be withdrawn prior to 5:00 p.m., New York City time, on January 29, 2016, unless extended. The Company reserves the right to waive certain conditions to the Exchange Offer, including the Minimum Participation Condition.
Pursuant the Support Agreements, the Supporting Holders, who hold $120.2 million of the aggregate principal amount of the Existing Notes, have agreed to tender their Existing Notes in the Exchange Offer. Of the Supporting Holders, $27.5 million aggregate principal amount of the Existing Notes are affiliated with the Company and therefore ineligible under the indenture to participate in the Consent Solicitation. Because ineligible Existing Notes are not considered outstanding for the purpose of approving the Consent Solicitation, the aggregate amount of Existing Notes outstanding for purposes of the Consent Solicitation as of the date hereof is $182.5 million. The Proposed Amendments require the consent of holders of not less than 66-2/3% of the outstanding Existing Notes, or approximately $121.7 million. As of the date hereof, Supporting Holders who hold approximately $92.6 million of Existing Notes that are eligible to participate in the Consent Solicitation pursuant to the indenture have agreed to tender their Existing Notes in the exchange offer and give their consents to the Proposed Amendments in the Consent Solicitation.

The Company has not registered the New Notes under the Securities Act or any state securities laws. The Exchange Offer is being made, and the New Notes will be issued, only to holders of Existing Notes that are (i) “qualified institutional buyers” as that term is defined in Rule 144A under the Securities Act, or QIBs, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act, (ii) institutional investors which are “accredited investors” as defined in Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act or (iii) not a “U.S. Person” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act. Documents relating to the Exchange Offer will only be distributed to holders of outstanding Existing Notes that have returned a certification letter to us that they are eligible to participate in the Exchange Offer. Holders of outstanding Existing Notes who wish to receive a copy of the eligibility letter for the Exchange Offer may contact D.F. King & Co., Inc. toll free at (800) 591-8269, (212) 269-5550 (banks and brokerage firms), e-mail at cas@dfking.com or via the following website: www.dfking.com/cas. The New Notes will be subject to restrictions on transferability and resale and may not be transferred or resold except in compliance with the registration requirements of the Securities Act or pursuant to an exemption therefrom and in compliance with other applicable securities laws.
This press release is not an offer to sell, nor a solicitation of an offer to buy, the New Notes in the United States or elsewhere. The New Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Exchange Offer is made only by, and pursuant to, the terms set forth in the related offering memorandum and consent solicitation. The Exchange Offer is not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

EX-34-

Term of Proposed Convertible Note Exchange Offers
In addition to providing for the terms of the Exchange Offer described above, the Support Agreements provide for, among other things, (a) the terms of private exchanges in which the Company has agreed to issue New Convertible Notes to the Supporting Holders in exchange for their Existing Convertible Notes (the “Private Convertible Note Exchanges”) and (b) a registered exchange offer in which the Company will offer to issue New Convertible Notes to all holders of outstanding Existing Convertible Notes other than the Supporting Holders (the “Registered Convertible Note Exchange Offer” and together with the Private Convertible Note Exchanges, the “Convertible Note Exchange Offers”). The Private Convertible Note Exchanges and Registered Convertible Note Exchange Offer will be effected on substantially identical terms, which are described in more detail below.

Pursuant to the Support Agreements, the New Convertible Notes to be issued will mature on December 31, 2019, and will bear interest at a rate of 5.00% per annum, payable semi-annually in cash. For each $1,000 principal amount of Existing Convertible Notes validly tendered (and not withdrawn) in the Registered Convertible Note Exchange Offer and exchanged in the Private Convertible Note Exchanges, an exchanging holder of Existing Convertible Notes (an “Exchanging Convertible Noteholder”) will receive $700 principal amount of New Convertible Notes, plus accrued and unpaid interest. All current and future guarantors of the New Notes, the Existing Notes, the Senior Credit Facility, and any other material indebtedness of the Company will guarantee the New Convertible Notes. The New Convertible Notes will be secured on a “silent” third-priority basis by the same collateral that secures the New Notes.

The New Convertible Notes will initially be convertible into shares of the Company’s common stock at a conversion price (the “Conversion Price”) per share of $2.25. Upon such conversion, the converting holder also will be entitled to receive an amount equal to a make-whole premium, payable in cash or common stock, in the Company’s sole discretion. The remaining terms of the New Convertible Notes will be substantially similar to the Existing Convertible Notes, with the exception of certain provisions relating to fundamental change and optional redemption.
Any reference to the Convertible Note Exchange Offers is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any Existing Convertible Notes. Consummation of the Convertible Note Exchange Offers is subject to, among other things, definitive documentation. There can be no assurance if or when the Company will consummate any such transaction or the terms thereof. In the event such transactions are completed, they will be effected pursuant to separate documentation and any such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About A. M. Castle & Co.
Founded in 1890, A. M. Castle & Co. is a global distributor of specialty metal and plastic products and supply chain services, principally serving the producer durable equipment, oil and gas, commercial aircraft, heavy equipment, industrial goods, construction equipment, retail, marine and automotive sectors of the global economy. Its customer base includes many Fortune 500 companies as well as thousands of medium and smaller-sized firms spread across a variety of industries. Within its metals business, it specializes in the distribution of alloy and stainless steels; nickel alloys; aluminum and carbon. Through its wholly-owned subsidiary, Total Plastics, Inc., the Company also distributes a broad range of value-added industrial plastics. Together, Castle and its affiliated companies operate out of 42 service centers located throughout North America, Europe and Asia. Its common stock is traded on the New York Stock Exchange under the ticker symbol “CAS”.

EX-35-

Cautionary Statements Regarding Forward-Looking Information
Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our facility closures and organizational changes. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including our ability to effectively manage our operational initiatives and restructuring activities, the impact of volatility of metals and plastics prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, our ability to successfully complete our strategic refinancing process, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

EX-36-